UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: February 4, 2022

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 202

Plano, Texas75074

(Address of Principal Executive Offices, Including Zip Code)

(214)323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. We have based the forward-looking statements contained in this Current Report primarily on our current expectations about future events and trends that we believe may affect our current and proposed business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions and other factors, including those described under the caption “Risk Factors” of Item 1A of our 10-K Annual Report for the year ended December 31, 2021, which was filed with the United States Securities and Exchange Commission (the “SEC”) on April 6, 2021, and is available for review in the Edgar Archives of the SEC at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein. Accordingly, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports or registration statements filed by us with the SEC. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation, formerly named Dala Petroleum Corp., which is the Registrant, and our wholly-owned subsidiaries, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”), Apeiron Systems, Inc., a Nevada corporation (“Apeiron Systems”), and IM Telecom, LLC, and Oklahoma limited liability company doing business as “Infiniti Mobile” (“Infiniti Mobile”).

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

See Section 5, Item 5.02.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following actions were approved by our Board of Directors by unanimous consent in accordance with the provisions of our Bylaws and Section 141(f) of the General Corporation Law of the State of Delaware (the “GCLD”) on February 10, 2022.

Effective February 4, 2022, which is the date of this Current Report, Paul LaPier resigned as our Executive Vice President of Finance and Secretary of the Company.

Also effective February 4, 2022, B. Todd Murcer was elected as our Executive Vice President and Secretary, and we entered into an Employment Agreement with Mr. Murcer that was effective January 24, 2022, and a copy of which is Exhibit 10.1 attached hereto and incorporated herein by reference and which is summarized below. See Section 9, Item 9.01, below

B. Todd Murcer Employment Agreement

On January 24, 2022, we entered into an Employment Agreement with Mr. Murcer (the “Murcer Employment Agreement”), under which Mr. Murcer will serve as our Executive Vice President of Finance and Secretary of the Company, with customary duties applicable to these positions, and which are described in Exhibit A thereof. Under the Murcer Employment Agreement, Mr. Murcer will receive the following compensation: $18,750 per month base salary; and inclusion in our healthcare plan for employees, including medical, dental and vision, which coverage also includes his immediate family. The monthly base salary may be increased or decreased from time to time in the sole discretion of the Company, but in no event shall the monthly base salary be less than the amount stated in this section. Mr. Murcer entitled to four (4) weeks of paid vacation during each year of his employment in accordance to the Company’s vacation accrual policy as defined by our Company handbook; and he may also receive an annual bonus under the Company’s bonus program established by us and as approved by our Board of Directors each calendar year.

Mr. Murcer was also awarded 350,000 stock options as of the effective date of Murcer Employment Agreement under the Company’s 2022 Form of Incentive Stock Option Agreement and its Incentive Stock Option Plan, at an exercise price determined by the closing public market price for our shares of common stock on the “OTCQB Tier” of the OTC Markets Group, LLC (the “OTC Markets”) on the effective date of the grant ($1.165 per share, the January 24, 2022, closing price), with the options vesting on the four (4) year anniversary date of the grant or 87,500 per year (the “ISO’s”).

The Murcer’s Employment Agreement also contained customary termination, trade secret and dispute resolution clauses, among others.

Mr. Murcer is 52 years of age. Prior to joining us, Mr. Murcer served as Executive Vice President, FP&A and Treasury of Lingo Communications, a provider of IP-based Cloud voice and data solutions, following its merger with Impact Telecom, Inc. (“Impact”) in 2018. In this key leadership position, he directed procedures and policies for the financial operations of the business and had responsibility for planning and implementing financial projections and reporting activities for the U.S. and its Canadian subsidiary, Vancouver Telephone Company, Limited. As owner of treasury operations, Mr. Murcer managed the use and sourcing of the company’s cash and banking activities with additional oversight to credit and collections risk management. Mr. Murcer has been in the telecommunication industry for more than 20 years, and got his start with Matrix Telecom, Inc. (“Matrix”), a Platinum Equity portfolio company that ultimately divested to Impact. At Matrix, he helped the company grow annual revenues from $10 million to $400 million, serving in a number of business development and financial roles and leading teams through numerous M&A transactions. Mr. Murcer holds a B.S. in Economics from the University of Oklahoma and an M.S.M. from Boston University’s Brussels Graduate Center.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10.1	B. Todd Murser Employment Agreement effective January 24, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2022	KonaTel, Inc.

	By:	/s/D. Sean McEwen
D. Sean McEwen
Chairman and CEO